UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2008

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01:	Entry into a Material Definitive Agreement

On December 18, 2008, Tampa Electric Company (“Tampa Electric”), a wholly-owned subsidiary of TECO Energy, Inc., and TEC Receivables Corp. (“TRC”), a wholly-owned subsidiary of Tampa Electric, amended their $150 million accounts receivable collateralized borrowing facility, entering into Amendment No. 6 to the Loan and Servicing Agreement with certain lenders named therein and Citicorp North America, Inc. as Program Agent. The amendment (i) extends the maturity date to December 17, 2009, (ii) provides that TRC will continue to pay program and liquidity fees based on Tampa Electric’s credit ratings, which pursuant to the amendment, will total 175 basis points at Tampa Electric’s current ratings, (iii) provides that the interest rates on the borrowings will be based on prevailing asset-backed commercial paper rates, unless such rates are not available from conduit lenders, or under certain circumstances upon a change of accounting rules applicable to the lenders, in which case the rates will be at an interest rate equal to, at Tampa Electric’s option, either Citibank’s prime rate (or the federal funds rate plus 50 basis points, if higher) or a rate based on the London interbank offer rate (if available) plus a margin and (iv) makes other technical changes.

The lenders, agents and other parties to the accounts receivable collateralized borrowing facility, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to Tampa Electric, its parent and its subsidiaries. The lenders have received, and may in the future receive, customary compensation from Tampa Electric, its parent or its subsidiaries for such services.

Section 2 – Financial Information

Item 2.03:	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits

99.1	Amendment No. 6 to Loan and Servicing Agreement dated as of December 18, 2008, among TEC Receivables Corp. as Borrower, Tampa Electric Company as Servicer, certain lenders named therein and Citicorp North America, Inc. as Program Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2008	TECO ENERGY, INC.
(Registrant)

/s/ G. L. Gillette
G. L. GILLETTE
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: December 22, 2008	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ G. L. Gillette
G. L. GILLETTE
Senior Vice President–Finance and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Amendment No. 6 to Loan and Servicing Agreement dated as of December 18, 2008, among TEC Receivables Corp. as Borrower, Tampa Electric Company as Servicer, certain lenders named therein and Citicorp North America, Inc. as Program Agent.